EXHIBIT 10(f)
                                         SERVICE PACKAGE NO.19392
                                                  AMENDMENT NO. 0

                FIRM GAS TRANSPORTATION AGREEMENT
          (For Use Under Rate Schedule FT-A or FT-GS )

THIS AGREEMENT is made and entered into as of the 1st day of May, 1997, by and between MIDWESTERN GAS TRANSMISSION COMPANY, a Delaware Corporation, hereinafter referred to as "Transporter" and NORTH SHORE GAS COMPANY, an Illinois Corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall be collectively referred to as "Parties."

                           WITNESSETH:

That, in consideration of the premises and of the mutual agreements herein contained, Transporter and Shipper agree as follows:

                     ARTICLE I - DEFINITIONS

The definitions found in Article 1 of Transporter's General Terms
Conditions are incorporated herein by reference.

                   ARTICLE II - TRANSPORTATION

Transportation Service - Transporter agrees to accept and receive daily, on a firm basis, at Eligible Receipt Point(s), from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity and deliver to or for the account of Shipper to authorized Delivery Point(s) an equivalent quantity of gas.

           ARTICLE III- POINTS OF RECEIPT AND DELIVERY
                    AND ASSOCIATED PRESSURES

3.1 The Primary Point(s) of Receipt and Delivery shall be those points specified on Exhibit A attached hereto. Shipper shall have access to secondary receipt and delivery points as specified in the applicable rate schedule (FT-A or FT-GS) pursuant to which Shipper's volumes are being transported. Priority of transportation to such secondary points shall be determined in accord with Article III, Section 5 of the General Terms and Conditions of Transporter's tariff.

3.2 Shipper may request a change to the Primary Points of Receipt and/or Primary Points of Delivery provided in this Agreement by submitting to Transporter a Service Request Farm in accord with Article XXV of the General Terms and Conditions of Transporter's FERC Gas Tariff. Priority of transportation service to such additional Points of Receipt and/or Delivery shall be determined pursuant to Article III,
     Section 5 of the General Terms and Conditions.

3.3 Shipper shall deliver, or cause to be delivered, to Transporter the gas to be transported hereunder at pressures sufficient to deliver such gas into Transporter's system at the Receipt Point(s), provided such pressure shall not exceed Transporter's maximum allowable operating pressure. Transporter shall deliver the gas to be transported hereunder to or for the account of Shipper at the pressures existing in Transporter's system at the Delivery Point(s).

                                        SERVICE PACKAGE NO. 19392
                                                  AMENDMENT NO. 0

                FIRM GAS TRANSPORTATION AGREEMENT
          (For Use Under Rate Schedule FT-A or FT-GS )


                     ARTICLE IV- FACILITIES

All facilities are in place to render the service provided for in this Agreement.

                               or

(If facilities are contemplated to be constructed, a brief description of the facilities will be included, as well as who is to construct, own and/or operate such facilities.)

ARTICLE V - QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENTS

For all gas received, transported, and delivered hereunder, the Parties agree to the quality specifications and standards for measurement as provided for in the General Terms and Conditions of Transporter's FERC Gas Tariff. Transporter shall be responsible for the operation of measurement facilities at the Delivery Point(s) and at the Receipt Point(s). In the event that measurement facilities are not operated by Transporter, then the responsibility for operations shall be deemed to be that of the Balancing Party at such point. If measurement facilities are not operated by Transporter and there is no Balancing Party at such point, then the responsibility for operations shall be deemed to be Shipper ' s.

                 ARTICLE VI - RATES FOR SERVICE

6.1 Transportation Charge - Commencing on the date of the rates, charges and surcharges to be paid by Shipper to Transporter, including compensation for system fuel and losses, shall be in accordance with Transporter's applicable effective Rate Schedule (FT-A or FT-GS) and the General Terms and Conditions of Transporter's Tariff.

6.2  Incidental  Charges  -  Upon execution  of  this  Agreement,
     Shipper agrees to pay Transporter for all known and anticipated filing fees, reporting fees or similar charges required for the rendition of the transportation service provided for herein. Further, Shipper agrees to reimburse Transporter for all such fees within thirty (30) days after receiving proof of payment from Transporter.

6.3 Changes in Rates and Charges - Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates, charges, terms and conditions applicable to service pursuant to the Rate Schedule under which' this service is rendered, (b) the Rate Schedule(s) pursuant to which service hereunder is rendered, and (c)any provisions of the General Terms and Conditions in Transporter's FERC Gas Tariff applicable to those Rate Schedules, as such Tariff may be revised or replaced from time to time. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

                                         SERVICE PACKAGE NO.19392
                                                  AMENDMENT NO. 0

                FIRM GAS TRANSPORTATION AGREEMENT
          (For Use Under Rate Schedule FT-A or FT-GS )


       ARTICLE VII - RESPONSIBILITY DURING -TRANSPORTATION

As between the Parties hereto, it is agreed that from the time gas is delivered by Shipper to Transporter at the Receipt Point(s) and prior to delivery of such gas to or for the account of Shipper at the Delivery Point(s), Transporter shall have the unqualified right to commingle such gas with other gas in its system and shall have the unqualified right to handle and treat such gas as its own.

              ARTICLE VIII - BILLINGS AND PAYMENTS

Billings and payments under this Agreement shall be in accordance with the terms and conditions of Transporter's FERC Gas Tariff as such Tariff may be revised or replaced from time to time.

  ARTICLE IX - RATE SCHEDULES AND GENERAL TERMS AND CONDITIONS

This  Agreement  and  all  terms  and  provisions  contained   or
incorporated herein are subject to the effective provisions of Transporter's applicable Rate Schedule(s) as set forth on Exhibit A and Transporter's General Terms and Conditions on file with the FERC, or other duly constituted authorities having jurisdiction, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC, which Rate Schedule(s) and General Terms and Conditions are incorporated by reference. To the extent a term or condition set forth in this Contract is inconsistent with the General Terms and Conditions, the General Terms and Conditions shall govern. Furthermore, to the extent a term or condition set forth in this Contract is inconsistent with the applicable Rate Schedule, the Rate Schedule shall govern unless the relevant provision is inconsistent with General Terms and Conditions.

                    ARTICLE X - REGULATION

10.1 This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules, and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter. This Agreement shall be void and of no force and effect if any necessary regulatory approval or authorization is not so obtained or continued.

     All Parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no Party shall be liable to any other Party for failure to obtain or continue such approvals or authorizations.

                                         SERVICE PACKAGE NO.19392
                                                  AMENDMENT NO. 0

                FIRM GAS TRANSPORTATION AGREEMENT
          (For Use Under Rate Schedule FT-A or FT-GS )

10.2 The   transportation  service  described  herein  shall   be
     provided subject to Part 284, Subpart G of the FERC regulations.

10.3 In the event the Parties are unable to obtain all necessary and satisfactory regulatory approvals for service on facilities prior to the expiration of two (2 years from the effective date hereof, then, prior to receipt of such regulatory approvals, either Party may terminate this Agreement by giving the other Party at least thirty (30) days prior written notice, and the respective obligations hereunder, except for the provisions of Section 6.2 herein, shall be of no force and effect from and after the effective date of such termination.

                     ARTICLE XI - WARRANTIES

Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses, and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty, express or implied, by the Shipper herein. Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.

                 ARTICLE XII - TERM OF AGREEMENT

12.1 This Agreement shall become effective on the date of its execution, and shall be implemented no later than the first day of the month following the later of the date of execution or the completion of any necessary facilities on Transporter's system and shall remain in full force and effect until the 31st day of October, 1997, ("Primary Term")and will terminate on that date.

12.2 Any portions of this Agreement necessary to resolve or cash-out imbalances under this Agreement upon its termination, as required by the General Terms and Conditions of Transporter's FERC Gas Tariff, shall survive the other parts of this Agreement until such time as such balancing has been accomplished.

12.3 In addition to any other remedy Transporter may have, this Agreement will terminate automatically in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder when that amount is due, provided Transporter shall give Shipper thirty days notice prior to any termination of service. Service may continue hereunder if within the thirty day notice period satisfactory assurance of payment is made in accord with the terms and conditions of Article VI of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                                         SERVICE PACKAGE NO.19392
                                                  AMENDMENT NO. 0

                FIRM GAS TRANSPORTATION AGREEMENT
          (For Use Under Rate Schedule FT-A or FT-GS )

                     ARTICLE XIII - NOTICES

Except when notice is required through TENN-SPEED 2, any notice, request, demand, statement, or bill provided for in this Agreement or any notice that either Party may desire to give to the other shall be in writing and mailed by registered mail to the post office address of the Party intended to receive the same as follows:

TRANSPORTER:   MIDWESTERN GAS TRANSMISSION COMPANY
               P.O. Box 2511
               Houston, Texas 77252-2511
               Attention: Transportation Marketing

SHIPPER:

NOTICES:       NORTH SHORE GAS COMPANY
               130 East Randolph Drive
               Chicago, IL 60601
               Attention: Raulando C. Delara

BILLING:       NORTH SHORE GAS COMPANY
               130 East Randolph Drive
               Chicago, IL 60601
               Attention: Raulando C. Delara

or to such other address as either Party may designate by written notice to the other.

                 ARTICLE XIV - ASSIGNMENTS

14.1 Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture or other instrument that it has executed or may execute hereafter as security for indebtedness. Either Party, without relieving itself of its obligations under this Agreement, may assign any of its rights hereunder to a company with which it is affiliated. Otherwise, Shipper shall not assign this Agreement or any of its rights and obligations hereunder, except in accord with
     Article   XXI  of  the  General  Terms  and  Conditions   of
     Transporter's Tariff.

14.2 Any person or entity that succeeds by purchase, merger, or consolidation to the properties, substantially or as an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Agreement.

                   ARTICLE XV - MISCELLANEOUS

15.1 Except for changes specifically authorized pursuant to this Agreement, no modification of or supplement to the terms conditions hereof shall be or become effective until Shipper has

                                        SERVICE PACKAGE NO.19392
                                                AMENDMENT NO. 0

                FIRM GAS TRANSPORTATION AGREEMENT
          (For Use Under Rate Schedule FT-A or FT-GS )

     submitted  a  request for change through  TENN-SPEED  2  and
     Shipper   has   been  notified  through  TENN-SPEED   2   of
     Transporter's agreement to such change.

15.2 No waiver by any Party of any one or more defaults by the other in the performance of any provision of this Agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or of a different character.

15.3 The interpretation and performance of this agreement shall be in accordance with and controlled by the laws of the State of Texas, without regard to Choice of Law doctrine that refers to the laws of another jurisdiction.

15.4 Exhibit   A  attached  hereto  is  incorporated  herein   by
     reference and made a part of this Agreement for all purposes.

15.5 If any provision of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at
     Transporter's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first hereinabove written.

MIDWESTERN GAS TRANSMISSION COMPANY



By:   /s/ Matthew W. Rowland
        Agent and
     Attorney-in-Fact
      Matthew W. Rowland

Date:      June 16, 1997



NORTH SHORE GAS COMPANY


By:   /s/ T. M. Patrick

Title: Vice President

Date: May 1, 1997


                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

                                   EXHIBIT "A"
                  AMENDMENT #0 TO GAS TRANSPORTATION AGREEMENT
                                DATED May 1, 1997
                                     BETWEEN
                       MIDWESTERN GAS TRANSMISSION COMPANY
                                       AND
                             NORTH SHORE GAS COMPANY


NORTH SHORE GAS COMPANY
EFFECTIVE DATE OF AMENDMENT:  May 1, 1997
RATE SCHEDULE:  FT-A
SERVICE PACKAGE:  19392
SERVICE PACKAGE TQ:  9,658 Dth
METER  METER NAME              INTERCONNECT PARTY NAME COUNTY        ST   ZONE R/D  LEG  METER-TQ   BILLABLE- TQ

017024 MGT PURCHASE (Bi 2-                             SUMNER        TN    01   R          9,658      9,658
       7086, Dual

                                                                          Total            9,658      9,658
                                                                          Receipt
                                                                          TQ:


027062 PEOPLES-UNION HILL      PEOPLES GAS LIGHT &     WILL          IL    01   D          9,658      9,658
       SALES                   COKE CO



NUMBER OF RECEIPT POINTS AFFECTED:  1
NUMBER OF DELIVERY POINTS AFFECTED:  1

Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.